NEWS RELEASE
ELIZABETH CONWAY	SUE PERRAM
DIRECTOR	DIRECTOR
EXTERNAL COMMUNICATIONS	INVESTOR RELATIONS
502-774-7737	502-774-6862
ELIZABETH_CONWAY@B-F.COM	SUE_PERRAM@B-F.COM

JAN SINGER ELECTED TO BROWN-FORMAN BOARD OF DIRECTORS

LOUISVILLE, KY, January 25, 2022 – Brown-Forman Corporation (NYSE: BFA, BFB) announced that Jan Singer has been elected to the company’s Board of Directors, effective immediately. The election of Singer increases the number of directors on Brown-Forman’s Board to 12.

Singer was most recently the Chief Executive Officer of J.Crew, a well-known apparel company, where she led transformational work that included financial restructuring, value creation planning, ecommerce acceleration, and brand positioning for the iconic multi-brand specialty retailer. In 2018, she was named a National Outstanding Mother honoree, an award honoring her contributions and influence as a mother, businesswoman, philanthropist, and mentor.

In 2016, Singer was Chief Executive Officer for Victoria’s Secret Lingerie, where she was responsible for the more than $4 billion lingerie business and building back key core categories, capitalizing on her ability to anticipate consumer trends and drive growth. Previously, she served as Chief Executive Officer of Spanx, Inc., a lingerie/lifestyle brand. In addition, Singer spent a decade at Nike, including roles leading the global apparel and footwear business. Singer also served as a Board Director for Kate Spade & Company from 2015 to 2017.

“Jan is a veteran consumer and retail executive with a reputation for building brands for long-term growth while responding to current consumer needs. We’re delighted for her to bring that experience to the Brown-Forman Board of Directors,” said Campbell P. Brown, Brown-Forman Board Chair.

For over 150 years, Brown-Forman Corporation has enriched the experience of life by responsibly building fine quality beverage alcohol brands, including Jack Daniel’s Tennessee Whiskey, Jack Daniel’s Tennessee RTDs, Jack Daniel’s Tennessee Honey, Jack Daniel’s Tennessee Apple, Jack Daniel’s Tennessee Fire, Gentleman Jack, Jack Daniel’s Single Barrel, Finlandia, Korbel, el Jimador, Woodford Reserve, Old Forester, Coopers’

Craft, Herradura, New Mix, Sonoma-Cutrer, Chambord, Benriach, GlenDronach, Glenglassaugh, Slane, and Fords Gin. Brown-Forman’s brands are supported by approximately 4,700 employees and sold in more than 170 countries worldwide. For more information about the company, please visit http://www.brown-forman.com/.

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Important Information on Forward-Looking Statements:
This press release contains statements, estimates, and projections that are “forward-looking statements” as defined under U.S. federal securities laws. Words such as “aim,” “anticipate,” “aspire,” “believe,” “can,” “continue,” “could,” “envision,” “estimate,” “expect,” “expectation,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “pursue,” “see,” “seek,” “should,” “will,” “would,” and similar words indicate forward-looking statements, which speak only as of the date we make them. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, forward-looking statements involve risks, uncertainties, and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. These risks and uncertainties include, but are not limited to:
•Impact of health epidemics and pandemics, including the COVID-19 pandemic, and the resulting negative economic impact and related governmental actions
•Risks associated with being a U.S.-based company with global operations, including commercial, political, and financial risks; local labor policies and conditions; protectionist trade policies, or economic or trade sanctions, including additional retaliatory tariffs on American spirits and the effectiveness of our actions to mitigate the negative impact on our margins, sales, and distributors; compliance with local trade practices and other regulations; terrorism; and health pandemics
•Failure to comply with anti-corruption laws, trade sanctions and restrictions, or similar laws or regulations
•Fluctuations in foreign currency exchange rates, particularly a stronger U.S. dollar
•Changes in laws, regulatory measures, or governmental policies – especially those that affect the production, importation, marketing, labeling, pricing, distribution, sale, or consumption of our beverage alcohol products
•Tax rate changes (including excise, sales, VAT, tariffs, duties, corporate, individual income, dividends, or capital gains) or changes in related reserves, changes in tax rules or accounting standards, and the unpredictability and suddenness with which they can occur

•Unfavorable global or regional economic conditions, particularly related to the COVID-19 pandemic, and related economic slowdowns or recessions, low consumer confidence, high unemployment, weak credit or capital markets, budget deficits, burdensome government debt, austerity measures, higher interest rates, higher taxes, political instability, higher inflation, deflation, lower returns on pension assets, or lower discount rates for pension obligations
•Dependence upon the continued growth of the Jack Daniel’s family of brands
•Changes in consumer preferences, consumption, or purchase patterns – particularly away from larger producers in favor of small distilleries or local producers, or away from brown spirits, our premium products, or spirits generally, and our ability to anticipate or react to them; legalization of marijuana use on a more widespread basis; shifts in consumer purchase practices from traditional to e-commerce retailers; bar, restaurant, travel, or other on-premise declines; shifts in demographic or health and wellness trends; or unfavorable consumer reaction to new products, line extensions, package changes, product reformulations, or other product innovation
•Decline in the social acceptability of beverage alcohol in significant markets
•Production facility, aging warehouse, or supply chain disruption
•Imprecision in supply/demand forecasting
•Higher costs, lower quality, or unavailability of energy, water, raw materials, product ingredients, labor, or finished goods
•Significant additional labeling or warning requirements or limitations on availability of our beverage alcohol products
•Competitors’ and retailers’ consolidation or other competitive activities, such as pricing actions (including price reductions, promotions, discounting, couponing, or free goods), marketing, category expansion, product introductions, or entry or expansion in our geographic markets or distribution networks
•Route-to-consumer changes that affect the timing of our sales, temporarily disrupt the marketing or sale of our products, or result in higher fixed costs
•Inventory fluctuations in our products by distributors, wholesalers, or retailers
•Risks associated with acquisitions, dispositions, business partnerships, or investments – such as acquisition integration, termination difficulties or costs, or impairment in recorded value
•Counterfeiting and inadequate protection of our intellectual property rights
•Product recalls or other product liability claims, product tampering, contamination, or quality issues
•Significant legal disputes and proceedings, or government investigations
•Cyber breach or failure or corruption of key information technology systems, or failure to comply with personal data protection laws

•Negative publicity related to our company, products, brands, marketing, executive leadership, employees, board of directors, family stockholders, operations, business performance, or prospects
•Failure to attract or retain key executive or employee talent
•Our status as a family “controlled company” under New York Stock Exchange rules, and our dual-class share structure

For further information on these and other risks, please refer to our public filings, including the “Risk Factors” section of our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.